                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that C. James Prieur, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ C. James Prieur
                                                -----------------------------
                                                C. James Prieur


August 13, 1998







3016b.doc
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


                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ Richard B. Bailey
                                                -----------------------------
                                                Richard B. Bailey


August 13, 1998







3016b.doc
Futurity Fixed

                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ M. Colyer Crum
                                                -----------------------------
                                                M. Colyer Crum


August 13, 1998







3016b.doc
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


                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that John S. Lane, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ John S. Lane
                                                -----------------------------
                                                John S. Lane


August 13, 1998







3016b.doc
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


                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Robert P. Vrolyk, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ Robert P. Vrolyk
                                                -----------------------------
                                                Robert  P. Vrolyk


August 13, 1998







3016b.doc
Futurity Fixed

                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ S. Caesar Raboy
                                                -----------------------------
                                                S. Caesar Raboy


August 13, 1998







3016b.doc
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


                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ Donald A. Stewart
                                                -----------------------------
                                                Donald A. Stewart


August 13, 1998







3016b.doc
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


                       SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                   POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Margaret E. Hankard and Margaret Sears Mead, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign an initial Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.), and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                                /s/ David D. Horn
                                                -----------------------------
                                                David D. Horn


August 13, 1998







3016b.doc
Futurity Fixed